J.P. MORGAN FUNDS
JPMorgan Global Allocation Fund
(the “Fund”)
(a series of JPMorgan Trust I)
(All Share Classes)
Supplement dated September 1, 2026
to the current Summary Prospectuses,
Prospectuses and Statement of Additional Information (“SAI”), as supplemented
Effective immediately:

1.
The following is added as a seventh paragraph to the “Risk/Return Summary — What are the Fund’s main investment strategies” section of the Fund’s Summary Prospectuses and Prospectuses and under the “More About the Funds — Additional Information About the Funds’ Investment Strategies — Global Allocation Fund” section of the Fund’s Prospectuses:

The Fund intends to gain exposure to commodity markets indirectly by investing up to 25% of the Fund’s assets in the Global Allocation Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is also advised by the adviser. The Subsidiary will invest primarily in commodity-linked derivative instruments, such as commodity futures, forwards and swaps, and other investments and cash and cash equivalent instruments to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in such commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund.

2.
The fourth paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies” section of the Fund’s Summary Prospectuses and Prospectuses and under the “More About the Funds — Additional Information About the Funds’ Investment Strategies — Global Allocation Fund” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

The Fund’s alternative investments include securities that are not a part of the Fund’s global equity or global fixed income investments. These investments may include individual securities (such as convertible securities, inflation-sensitive securities and preferred securities), exchange traded notes (ETNs), exchange traded commodities (ETCs), J.P. Morgan Funds, and, for the limited purposes described below, unaffiliated passive ETFs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, systematic or quantitative strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities.

3.
The second paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies — Investment Process” section of the Fund’s Summary Prospectuses and Prospectuses and under the “More About the Funds — Additional Information About the Funds’ Investment Strategies — Global Allocation Fund — Investment Process” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

In buying and selling investments for the Fund, the adviser employs a continuous four-step process:(1) making asset allocation decisions based on JPMIM’s assessment of the intermediate term (6–18 months)market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings of the asset classes, selecting the underlying securities, funds and other instruments;(3) for the Fund’s investments in securities issued by other funds, analyzing the investment capabilities of the underlying portfolio managers and funds, and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in JPMIM’s shorter term market outlook. The adviser may also utilize quantitative investment strategies, including through investments in affiliated funds, as part of its investment process.
In addition, the following risk is added to the “Risk/Return Summary — The Fund’s Main Investment Risks” section of the Fund’s Summary Prospectuses and Prospectuses:
Subsidiary and Tax Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described

SUP-GAL-926

elsewhere in these prospectuses. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in these prospectuses and could adversely affect the Fund.
The Fund intends to gain exposure to commodity markets by indirectly investing up to 25% of the Fund’s assets in the Subsidiary. Applicable Treasury regulations generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if: (i) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. To comply with the asset diversification tests applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, then the Fund may fail to qualify as a RIC under Subchapter M of the Code.
In addition, “Subsidiary Risk” and “Tax Risk” are designated as main risks of investing in the Fund in the chart under the “More About the Funds — Investment Risks” section, with the following added to such section:
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in these prospectuses. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in these prospectuses and the SAI and could adversely affect the Fund.
Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity future contracts. The Fund intends to gain exposure indirectly to commodity markets by investing in the Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a RIC under the Code, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a RIC may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. Applicable Treasury regulations generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if: (i) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary involves specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.
In addition, “CFTC Regulation Risk” is designated as additional risk of investing in the Fund in the chart under the “More About the Funds — Investment Risks” section, with the following added to such section:
CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
In addition, the following is added at the end of the “Risk/Return Summary” section of the Fund’s Summary Prospectuses and Prospectuses and the “The Funds’ Management and Administration” section of the Fund’s Prospectuses:
Wholly-Owned Subsidiary
The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Global Allocation Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Global Allocation Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Global Allocation Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Global Allocation Fund and the Subsidiary will test for compliance with certain investment restrictions and limitations on a consolidated basis. These policies and restrictions are described in detail in the Funds’ SAI. The Global Allocation Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Funds’ Board regarding the Subsidiary’s compliance with its policies and procedures.
The Subsidiary will enter into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM is responsible for the expenses of the Subsidiary pursuant to the Global Allocation Fund’s management agreement. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Global Allocation Fund and the Subsidiary will be included in its annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus.
Effective immediately, the last paragraph under the “GENERAL — Miscellaneous” section of the SAI will be deleted and replaced with the following:
The Adviser, with respect to JPMorgan Income Builder Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to the Fund’s operations. Therefore, the Fund and the Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended (“CEA”). Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional CFTC requirements. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
The Adviser, with respect to JPMorgan Global Allocation Fund, is subject to registration and regulation as a CPO under the CEA. As a result, the Adviser will be required to operate the Fund in compliance with applicable CFTC requirements, including registration, disclosure, reporting and other operational requirements under the CEA and related CFTC regulations. Compliance with these additional requirements may increase Fund expenses.
Additionally, the following is added to the “Tax Matters” section of the SAI with respect to the Fund:
Subsidiary Taxation
The Global Allocation Fund intends to gain exposure to the commodities markets predominantly through investments in commodity future contracts. The Global Allocation Fund intends to gain exposure indirectly to commodity markets by investing up to 25% of the Fund’s assets in the Global Allocation Fund CS Ltd., a wholly-owned subsidiary of the Global Allocation Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which invests primarily in commodity-linked derivative instruments. In order for the Global Allocation Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of Internal

Revenue Code of 1986, as amended (the “Code”), the Global Allocation Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The Global Allocation Fund’s intention to qualify as a RIC may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. Applicable Treasury regulations generally treat the Global Allocation Fund’s income inclusion with respect to the Subsidiary as qualifying income either if: (i) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Global Allocation Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Global Allocation Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Global Allocation Fund’s taxable income or any gains and distributions made by the Global Allocation Fund. The Global Allocation Fund’s investment in the Subsidiary involves specific risks. See “Subsidiary Risks” section of the Fund’s Summary Prospectuses and Prospectuses for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (a “CFC”) and the Global Allocation Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Global Allocation Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Global Allocation Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Global Allocation Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Global Allocation Fund will be tax‑free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Global Allocation Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Global Allocation Fund, and such loss cannot be carried forward to offset taxable income of the Global Allocation Fund or the Subsidiary in future periods.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT
OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE